UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	May 29, 2018
TFS FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

United States	001-33390	52-2054948
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

7007 Broadway Ave., Cleveland, Ohio	44105

(Address of principle executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(216) 441-6000
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 29, 2018, Third Federal Savings and Loan Association of Cleveland, MHC (the "MHC”), the mutual holding company of TFS Financial Corporation (“the Company”) and Third Federal Savings and Loan Association of Cleveland (the "Association"), announced that the MHC will hold a special meeting of its members to vote on a proposal to waive the MHC’s right to receive quarterly dividends totaling up to $1.00 per share that may be declared by the Company during the 12-month period following the member vote. The special meeting will be held on July 11, 2018. A copy of the press release is attached as Exhibit 99.1 to this Report.

Item 9.01	Financial Statements and Exhibits.

    (d) Exhibits.

Exhibit No.

99.1	Press Release dated May 29, 2018

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TFS FINANCIAL CORPORATION (Registrant)
Dated: May 29, 2018	By:	/s/ Paul J. Huml
Paul J. Huml
Chief Operating Officer